Other payables and accrued liabilities	12 Months Ended
Dec. 31, 2021
Payables and Accruals [Abstract]
Other payables and accrued liabilities

13. Other payables and accrued liabilities

Other payables and accrued liabilities consist of the following:

	December 31,	December 31,
	2021	2020
Payables to non-trade vendors and service providers	$9,915,900	$1,265,900
Salary payables	404,493	185,734
Interest payable	987,231	—
Other miscellaneous payables	82,113	294,626
Total other payables and accrued liabilities	$11,389,737	$1,746,260

The short term loan with Industrial bank which should be repaid in 2014 was overdue result in an increase in interest from 7.5% to 11.25% per annual. The case is now under litigation and the guaranteed property is in auction which proceeds from will repay the loan and interests overdue.